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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2006

                           Edgewater Technology, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-20971                 71-0788538
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (781) 246-3343

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2-(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

As previously announced by press release, Edgewater Technology, Inc. (the
"Company") will be presenting at two upcoming investor conferences in New York
City. On January 12, 2006, the Company will present at the 6th Annual New Ideas for the New Year Investor Conference sponsored by CJS Securities, Inc. The
Company will also present at the 8th Annual Needham & Company, LLC Growth
Conference on January 13, 2006. A description of the presentation that the
Company intends to make at each of these conferences is set forth below. A copy of the PowerPoint slides that the Company intends to use during its presentations is attached hereto as Exhibit 99.1. A copy of the Narrative
Material accompanying PowerPoint slides that the Company intends to use during its presentations is attached hereto as Exhibit 99.2.Copies of the press releases announcing the Company's attendance at the conferences are attached as
Exhibits 99.3 and 99.4 hereto.

Item 9.01  Financial Statements and Exhibits.

      (c)  The Company hereby files the following exhibits:

Exhibit Number    Description of Exhibit
--------------    --------------------------------------------------------------

    99.1          PowerPoint Materials to be Presented at Investor Conferences
                  in January 2006.
    99.2          Narrative Materials to accompany PowerPoint to be Presented at
                  Investor Conferences in January 2006.
    99.3          Press release, dated January 3, 2006, announcing the Company's participation at the 6th Annual New Ideas for the New Year
                  Investor Conference.
    99.4          Press release, dated January 5, 2006, announcing the Company's participation at the 8th Annual Needham & Company, LLC Growth
                  Conference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2006                     EDGEWATER TECHNOLOGY, INC.

                                           /s/ Kevin R. Rhodes

                                           -------------------------------------
                                           Name:  Kevin R. Rhodes
                                           Title: Chief Financial Officer
                                                  (Duly Authorized Officer)

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    --------------------------------------------------------------

    99.1          PowerPoint Materials to be Presented at Investor Conferences
                  in January 2006.
    99.2          Narrative Materials to accompany PowerPoint to be Presented at
                  Investor Conferences in January 2006.
    99.3          Press release, dated January 3, 2006, announcing the Company's participation at the 6th Annual New Ideas for the New Year
                  Investor Conference.
    99.4          Press release, dated January 5, 2006, announcing the Company's participation at the 8th Annual Needham & Company, LLC Growth
                  Conference.